0 D&O Discussion April, 2011 Investment Outlook September 2012 Barclays 2012 Global Financial Services Conference September 11, 2012

1 Forward Looking Statements This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. Such statements, including information relating to the Company’s expectations for future distributions and market conditions, are not considered historical facts and are considered forward-looking information under the federal securities laws. This information may contain words such as “believes,” “plans,” “expects,” “intends,” “estimates” or similar expressions. This information is not a guarantee of the Company’s future performance and is subject to risks, uncertainties and other important factors that could cause the Company’s actual performance or achievements to differ materially from those expressed or implied by this forward-looking information and include, without limitation, changes in the Company’s distribution policy, changes in the Company’s ability to pay distributions, changes in the market value and yield of our assets, changes in interest rates and the yield curve, net interest margin, return on equity, availability and terms of financing and hedging and various other risks and uncertainties related to our business and the economy, some of which are described in our filings with the SEC. Given these uncertainties, you should not rely on forward-looking information. The Company undertakes no obligations to update any forward-looking information, whether as a result of new information, future events or otherwise.

2 CYS: Overview Focus on Cost Efficiency Target Assets  Agency Residential Mortgage Backed Securities A Real Estate Investment Trust formed in January 2006 Ample Financing Sources  Financing lines with 34 lenders  Swap agreements with 18 counterparties Dividend Policy  Self managed: highly scalable Senior Management  Kevin Grant, CEO, President, Chairman  Frances Spark, CFO  Company intends to distribute all or substantially all of its REIT taxable income

3 Spread Environment Becoming More Challenging, However, Hedging Rates Remain Historically Low Steep Curve  Creates positive carry  Very low cost of financing  Good ROE  Hedge flexibility very important  Fed still fighting deflation Mortgage Yields at All Time Lows  Par-Priced 7/1 hybrid rates now 1.38%(1)  30 Year fixed rates now 2.60%(1)  15 Year fixed rates now 2.16% (1) 5 Year Swap vs. 1 Month LIBOR: 1/2005 – 9/2012 5/1 Hybrid Net Interest Margin: 1/2005 – 9/2012 Source; Bloomberg (1) September 7, 2012 September 7, 2012 -1.000 -0.500 0.000 0.500 1.000 1.500 2.000 2.500 3.000 3.500 1 /1 4 /0 5 5 /1 4 /0 5 9 /1 4 /0 5 1 /1 4 /0 6 5 /1 4 /0 6 9 /1 4 /0 6 1 /1 4 /0 7 5 /1 4 /0 7 9 /1 4 /0 7 1 /1 4 /0 8 5 /1 4 /0 8 9 /1 4 /0 8 1 /1 4 /0 9 5 /1 4 /0 9 9 /1 4 /0 9 1 /1 4 /1 0 5 /1 4 /1 0 9 /1 4 /1 0 1 /1 4 /1 1 5 /1 4 /1 1 9 /1 4 /1 1 1 /1 4 /1 2 5 /1 4 /1 2 9 /1 4 /1 2 September 7, 2012 0.00 1.00 2.00 3.00 4.00 5.00 1 /7 /2 0 0 5 5 /7 /2 0 0 5 9 /7 /2 0 0 5 1 /7 /2 0 0 6 5 /7 /2 0 0 6 9 /7 /2 0 0 6 1 /7 /2 0 0 7 5 /7 /2 0 0 7 9 /7 /2 0 0 7 1 /7 /2 0 0 8 5 /7 /2 0 0 8 9 /7 /2 0 0 8 1 /7 /2 0 0 9 5 /7 /2 0 0 9 9 /7 /2 0 0 9 1 /7 /2 0 1 0 5 /7 /2 0 1 0 9 /7 /2 0 1 0 1 /7 /2 0 1 1 5 /7 /2 0 1 1 9 /7 /2 0 1 1 1 /7 /2 0 1 2 5 /7 /2 0 1 2 9 /7 /2 0 1 2

4 0.00 1.00 2.00 3.00 4.00 5.00 6.00 7.00 Ja n -0 5 A p r- 0 5 Ju l- 0 5 Oc t- 0 5 Ja n -0 6 A p r- 0 6 Ju l- 0 6 Oc t- 0 6 Ja n -0 7 A p r- 0 7 Ju l- 0 7 Oc t- 0 7 Ja n -0 8 A p r- 0 8 Ju l- 0 8 Oc t- 0 8 Ja n -0 9 A p r- 0 9 Ju l- 0 9 Oc t- 0 9 Ja n -1 0 A p r- 1 0 Ju l- 1 0 Oc t- 1 0 Ja n -1 1 A p r- 1 1 Ju l- 1 1 Oc t- 1 1 Ja n -1 2 A p r- 1 2 Ju l- 1 2 Investment Environment 15 Year Fixed Hedged with Swaps: 1/1/2005 – 9/07/2012 15 Year Hedged (i) 15 Year Unhedged (ii) Borrow Short Invest Long September 7, 2012 Source: Bloomberg. Note: Spreads calculated as: (i) 15 year CC Index = 50% 4 year swap, and (ii) 15 year Current Coupon Index

5 Hawkish Dovish Neutral Lacker Duke Tarullo Lockhart Pianalto Yellen Raskin Bernanke Governors 2012 Voters Fed Voters More Dovish Williams 2013 Voters Dudley Evans Rosengren Bullard Powell Stein Dudley George Source: federalreserve.gov, Macroeconomic Advisers, LLC, Bank of America Merrill Lynch, Bloomberg, Wall Street Journal, Indiana University, Marketwatch, Thomson Reuters, Federal Reserve Bank of Atlanta, Federal Reserve Bank of Chicago, Federal Reserve Bank of Cleveland, Maryland Consumer Rights Coalition, Boston Globe, Businessweek, Newsweek, Washington Post, CNBC.

6 Fed Ownership Shares of Nominal Notes and Bonds in March 2013 with and without OT2 • With no operations after OT1, the Fed would own nearly 30% of the 10+ sector. • With OT2, that share would increase to over 40%. Fed Ownership of Treasuries Outstanding Maturing in Over Ten Years The Fed’s Tools: Forward Rate Guidance; OT2; QE3 Source: Macroeconomic Advisers, U.S. Treasury, Federal Reserve. Updated May 24, 2012.

7 Will the Fed Rationalize High Unemployment? hys•ter•e•sis (his/t re/sis), n. Economics. 1. a process whereby a high unemployment rate during and after recessions raises the long run equilibrium or structural unemployment rate, otherwise known as non-accelerating inflation rate of unemployment (NAIRU). Probability of Reemployment by Duration of Unemployment, 1995-2012 In % Longer Duration Unemployment, 1990-2012 In % Unemployment Rate (Left Axis) Unemployed for 27 Weeks over % of Unemployed (Right Axis) 0.95 1.00 1.05 1.10 1.15 -2 0 2 4 6 8 10 12 14 16 1981-82 Cycle 1990-1991 Cycle 2001 Cycle 1973-75 Cycle Current Cycle 14 16 Real GDP Growth in Recoveries (series set to 1.00 at NBER peak) 1995 1999 2003 2007 2011 Note: Shaded bars indicate business recession, as defined by National Bureau of Economic Research Source: BEA, Recent Developments in the Labor Market: Remarks by Ben S. Bernanke to the National Association of Business Economists, March 26, 2012, Macroeconomic Advisors, U.S. Department of Labor, BLS, Haver Analytics

8 Central Banks Globally Decidedly More Accommodative Xiaochuan China Bernanke USA Shirakawa Japan Canada Carney Australia Stevens New Zealand Bollard Draghi EU Tombini Brazil Subbarao India Central Banks are Focused on Global Deflation Risk Hawkish Dovish Neutral Draghi EU Shirakawa Japan Subbarao India Xiaochuan China

9 Publically Held Federal Debt, Historically and Projected under Two Policy Scenarios Extended Alternative Fiscal Scenario Extended Baseline Scenario - Maintains current policies - Extends expiring Tax Cuts and other forms of Tax Relief - Prevents automatic spending reductions and spending restraints - Current laws remain unchanged - Scheduled Tax Increases and Spending Cuts occur Long Term Budget Outlook vs. The Fiscal Cliff Revenues remain near historical average Gap between non interest spending and revenues widens Noninterest spending continues to rise, but is pushed up due to population aging, rising healthcare costs Source: Congressional Budget Office, June 2012

10 U.S. Retail Gasoline Price, Regular Grade 1976 – Present Capacity Utilization: Manufacturing 1970 – Present % Civilian Unemployment Rate 1940 - present % Economic Recovery Below Normal Pace CPI-U All Items, Core 1940 – Present % Change - Year to Year Total Nonfarm Private Payroll Employment 2000-present 000’s Challenger, Gray & Christmas, Inc. Job Cut Announcement Report 1/2007 – 6/2012, by Quarter 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 Q1 89 Q1 91 Q1 93 Q1 95 Q1 97 Q1 99 Q1 01 Q1 03 Q1 05 Q1 07 Q1 09 Q1 11 Source: S&P, Federal Reserve Bank of St. Louis, Fiserv, and Macromarkets LLC / Haver Analytics, BLS, Challenger, Gray & Christmas, US Dept. of Energy, NYMEX

11 Mortgage Market Shrinkage Likely to Continue Residential Mortgage Debt Decline Driven By: 1. Declining home prices 2. Delevering Consumers/Homeowners 3. Psychology of lower leverage 4. Low volume of new and existing home sales 5. All-cash home purchase transactions, and higher downpayments 6. Scheduled principal payments 7. High percentage of cash-in refis versus cash-out refis. Quarterly Growth in Residential Mortgage Debt Q2 2003 – Q4 2010 Growth Net Issuance Home Mortgage Originations 2000 - 2010 In billions Refinance Purchase Home Mortgage Debt Outstanding 2000 - 2010 In millions Total Home Mortgage Debt Median Credit Score at Mortgage Origination 2003-2012 Source: BLS, LPS Applied Analytics, Financial Stability Oversight Council 2011 Annual Report

12 Iowa Electronic Futures Market: Obama re-elected and a Republican Congress Source: The Iowa Electronic Markets Romney Obama Republican House/ Democrat Senate Democrat House/ Democrat Senate Democrat House/ Republican Senate Republican House/ Republican Senate 2012 US Presidential Election Winner Takes All Market As of September 6 2012 Congressional Control Winner-Takes-All Market As of September 6

13 US House of Representatives – Republican Control Nov 13, 2008 – Sep 9, 2012 Source: www.intrade.com Democrat US Senate – Republican Control Dec 8, 2008 – Sep 9, 2012 Obama Re-election Dec 6, 2008 – Sep 9, 2012 A European Country Leaves the Eurozone before 31 Dec 2012 Apr 10, 2010 – Sep 10, 2012 Intrade: Obama re-elected and a Republican Congress 57.6% 90.4% 53.7% 24.1%

14 Electoral Mapping Connecticut (7) Minnesota (10) New Mexico (5) Oregon (7) Pennsylvania (20) Leans Obama: 49 Arizona (11) Georgia (16) Indiana (11) Missouri (10) South Carolina (9) Leans Romney: 57 Colorado (9) Florida (29) Iowa (6) Nevada (6) Michigan (16) New Hampshire (4) North Carolina (15) Ohio (18) Virginia (13) Wisconsin (10) Maine (4) New Jersey (14) Washington (12) Likely Obama: 30 221 191 Toss Up: 126 Source: realclearpolitics.com 9/7/12 Solid Obama: 142 California (55) District of Columbia (3) Illinois (20) Massachusetts (11) Rhode Island (4) Delaware (3) Hawaii (4) Maryland (10) New York (29) Vermont (3) Likely Romney: 58 Montana (3) North Dakota (3) South Dakota (3) Tennessee (11) Texas (38) Alabama (9) Alaska (3) Arkansas (6) Idaho (4) Kansas (6) Kentucky (8) Louisiana (8) Mississippi (6) Nebraska (5) Oklahoma (7) Utah (6) West Virginia (5) Wyoming (3) Solid Romney: 76

15 Economics of Forward Purchase Example: 15 yr. 21/4% drop = ~3/32 pt. per month1 Source: Bloomberg 09/07/12 13/32 represents a discount to the purchase price of the security of approximately $0.30 per month from trade date to settlement date.

16 34.5% Portfolio Composition and Results CYS Agency RMBS Portfolio1 1 As of 6/30/12 15 Year Fixed Rate: 53.5% Hybrid ARMs: 34.5% Total Agency RMBS: $14,078.1 million CYS Dividends: 9/2009 – 6/2012 $0.35 $0.55 $0.55 $0.60 $0.60 $0.60 $0.60 $0.60 $0.55 $0.50 $0.50 $0.50 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 Se p -0 9 D ec -0 9 Ma r- 1 0 Ju n -1 0 Se p -1 0 D ec -1 0 Ma r- 1 1 Ju n -1 1 Se p -1 1 D ec -1 1 Ma r- 1 2 Ju n -1 2 10 Year Fixed Rate, 2% 15 Year Fixed Rate, 61% 20 Year Fixed Rate, 1% 30 Year Fixed Rate, 14% Hybrid ARMs, 22%

Portfolio Characteristics

CYS Agency RMBS Portfolio Characteristics*

Asset Type	Par Value	Fair Value	Weighted Average Cost/Par	Weighted Average Fair Value/Par	Weighted Average MTR (1)	Weighted Average Coupon	Weighted Average CPR (2)
	(in thousands)						
10 Year Fixed Rate	$239,966	$253,746	$103.79	$105.74	N/A	3.50%	15.70%
15 Year Fixed Rate	8,130,084	8,575,298	103.34	105.48	N/A	3.38%	14.40%
20 Year Fixed Rate	138,700	149,688	103.14	107.92	N/A	4.50%	21.10%
30 Year Fixed Rate	1,832,303	1,937,542	105.43	105.74	N/A	3.87%	—%
Hybrid ARMs	3,015,667	3,161,861	102.63	104.85	67.4	3.09%	18.60%
Total/Weighted Average	$13,356,720	$14,078,135	$103.47	$105.40	67.4 (3)	3.40%	15.80%

* As of 6/30/12

(1) MTR, or "Months to Reset," is the number of months remaining before the fixed rate on a hybrid ARM becomes a variable rate. At the end of the fixed period, the variable rate will be determined by the margin and the pre-specified caps of the ARM. After the fixed period, the interest rates on 100% of our hybrid ARMs reset annually.
(2) CPR, or "Constant Prepayment Rate," is a method of expressing the prepayment rate for a mortgage pool that assumes that a constant fraction of the remaining principal is prepaid each month or year. Specifically, the CPR is an annualized version of the prior three month prepayment rate. Securities with no prepayment history are excluded from this calculation.
(3) Weighted average months to reset of our hybrid ARM portfolio.

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18 History of Transparent and Consistent Financial Reporting  CYS uses Financial Reporting for Investment Companies  CYS Financial Reporting - Best in Class  Schedule of investments  NAVs have reflected mark-to-market accounting since inception  No OCI account on balance sheet  Realized and unrealized losses taken through income statement  Losses expensed in period incurred

19 Historical Financials (1) Core Earnings is defined as net income (loss) excluding net gain (loss) on investments, net realized gain (loss) on termination of swap contracts and unrealized appreciation (depreciation) on swap and cap contracts. (2) Our average yield on Agency RMBS for the period was calculated by dividing our interest income from Agency RMBS by our average Agency RMBS. (3) Our average cost of funds and hedge for the period was calculated by dividing our total interest expense, including our net swap and cap interest income (expense), by our average repurchase agreements. (4) Our interest rate spread net of hedge for the period was calculated by subtracting our average cost of funds and hedge from our average yield on Agency RMBS. (5) Our operating expense ratio is calculated by dividing operating expenses by average net assets. (6) Our leverage ratio was calculated by dividing (i) the Company’s repurchase agreements balance plus payable for securities purchased minus receivable for securities sold by (ii) net assets. * All percentages are annualized. Three Months Ended 6/30/2012 3/31/2012 Income Statement Data (in 000's) Investment Income – Interest Income $71,747 $65,369 Total expenses 14,272 11,972 Net Investment Income 57,475 53,397 Net gain (loss) from investments 61,113 33,150 Net gain (loss) from swap and cap contracts (24,356) (17,429) Net Income $101,705 $69,118 Net Income Per Common Share (diluted) $0.87 $0.66 Distributions per Common Share $0.50 $0.50 Non-GAAP Measure (in 000's) Core Earnings (1) $44,788 $41,891 Non-GAAP Reconciliation (in 000's) NET INCOME $101,705 $69,118 Net (gain) loss from investments (68,586) (33,150) Net (gain) loss on termination of swap contracts -- -- Net unrealized (appreciation) depreciation on swap and cap contracts 11,669 5,923 Core Earnings $ 44,788 $ 41,891 Core Earnings per Common Share (diluted) $ 0.38 $ 0.39 Three Months Ended 6/30/2012 3/31/2012 Key Portfolio Statistics* Average yield on Agency RMBS (2) 2.62% 2.78% Average cost of funds and hedge (3) 0.91% 0.90% Interest rate spread net of hedge (4) 1.71% 1.88% Operating expense ratio (5) 1.33% 1.46% Leverage ratio (at period end) (6) 7.6:1 7.7:1 As of Balance Sheet Data (in 000's) 6/30/2012 3/31/2012 Cash and Cash Equivalents $13,486 $10,643 Total Assets $14,623,128 $13,555,905 Repurchase Agreements $9,763,313 $8,234,669 Net assets $1,629,854 $1,525,792 Net assets per common share $13.52 $13.14

20 Financial Highlights  Steep yield curve and attractive spreads in target assets  Tailwinds likely to continue  Fed Transparency very helpful  Investment Company accounting provides transparency

21 D&O Discussion April, 2011 Investment Outlook September 2012 Barclays 2012 Global Financial Services Conference September 11, 2012